EXHIBIT 99.2

Ferguson plc (“Company”)

NOTIFICATION OF TRANSACTIONS BY PERSONS DISCHARGING MANAGERIAL RESPONSIBILITIES (“PDMRs”) IN ORDINARY SHARES OF 10p EACH IN THE COMPANY (“Shares”)
Ferguson Group Long Term Incentive Plan 2019 (“LTIP”)

PDMR/Executive Director	No. of Shares vesting

K Murphy	43,625
I Graham	1,558
S Long	1,577
The conditional share awards granted under the LTIP automatically vested on December 5, 2022. The vested shares will be delivered to the PDMR in the next available open period, after the FY2023 first quarter results are released.
The attached notifications, which have been made in accordance with the requirements of the EU Market Abuse Regulation (as it forms part of UK law pursuant to the European Union (Withdrawal) Act 2018), provide further detail.

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Kevin Murphy
2	Reason for the notification
a)	Position/status	Chief Executive Officer
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The automatic vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019

c)	Price(s) and volume(s)	Price(s) £0.00	Volume(s) 43,625
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £0.00
e)	Date of the transaction	2022-12-05; UTC time
f)	Place of the transaction	Outside a Trading Venue

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Ian Graham
2	Reason for the notification
a)	Position/status	General Counsel
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The automatic vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £0.00	Volume(s) 1,558
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £0.00
e)	Date of the transaction	2022-12-05; UTC time
f)	Place of the transaction	Outside a Trading Venue

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Samantha Long
2	Reason for the notification
a)	Position/status	Chief Human Resources Officer
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The automatic vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £0.00	Volume(s) 1,577
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £0.00
e)	Date of the transaction	2022-12-05; UTC time
f)	Place of the transaction	Outside a Trading Venue

Graham Middlemiss, Company Secretary

Tel: +44 (0) 118 927 3800

December 7, 2022